Exhibit 10.11

FIFTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of March 24, 2014, by and between Silicon Valley Bank (“Bank”) and Xactly Corporation, a Delaware corporation, and Centive, Inc., a Delaware corporation (individually and collectively, jointly and severally, “Borrower”) whose address is 225 West Santa Clara Street, Suite 1200, San Jose, California 95113.

RECITALS

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of August 20, 2012, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of February 15, 2013, that certain Consent and Second Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of May 31, 2013, that certain Third Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of August 7, 2013, and that certain Fourth Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrower dated as of January 29, 2014 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) modify the financial covenants, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.9 (Financial Covenants). Sections 6.9(a) and (b) are amended in their entirety and replaced with the following:

(a) Minimum Monthly Recurring Revenue. Borrower’s Recurring Revenue shall not decline for any two consecutive months. In addition, measured at the last month of each fiscal quarter, Borrower’s Recurring Revenue shall not be less than the amounts shown below for the applicable periods shown below:

Fiscal Quarter	Minimum Monthly Recurring Revenue

First Quarter 2015	$3,250,000

Second Quarter 2015	$3,450,000

Third Quarter 2015	$3,600,000

Fourth Quarter 2015	$3,900,000

First Quarter 2016 and thereafter to be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

(b) Maximum Cumulative EBITDA Loss. Borrower’s EBITDA loss, measured on a cumulative year-to-date basis as of the last day of each fiscal quarter, shall not exceed:

Fiscal Quarter	Maximum Cumulative EBITDA Loss

First Quarter 2015	($4,000,000)

Q1 and Q2 2015	($8,350,000)

Q1, Q2 and Q3 2015	($12,000,000)

Fiscal Year 2015	($14,000,000)

First Quarter 2016 and thereafter to be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

2.2 Exhibit B (Compliance Certificate). Exhibit B to the Loan Agreement is amended in its entirety and replaced with Exhibit B attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

IN WITNESS WHEROF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Xactly Corporation

By:	/s/ Reisa Babic	By:	/s/ Joseph C. Consul

Name:	Reisa Babic	Name:	Joseph C. Consul

Title:	Vice President	Title:	Chief Financial Officer

Centive, Inc.

		By:	/s/ L. Evan Ellis, Jr.

		Name:	L. Evan Ellis, Jr.

		Title:	Chief Operating Officer

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	XACTLY CORPORATION and CENTIVE, INC.

The undersigned authorized officer of Xactly Corporation, on behalf of Xactly Corporation and Centive, Inc. (individually and collectively, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required federal, state, material foreign and material local tax returns and reports, and Borrower has timely paid all federal, state, material foreign and material local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that the attached financial statements are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes and, that unaudited financial statements may be subject to normal adjustments and need not contain footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings; Deferred Revenue report	Monthly within 30 days	Yes No
Transaction Reports; Borrowing Base Certificate	Monthly within 30 days and with each Advance request	Yes No
Annual Operating Budgets	FYE within 45 days (or more frequently as update)	Yes No

The following Intellectual Property was registered alter the Effective Date (if no registrations, state “None”)

Financial Covenant	Required		Actual	Complies
Maintain as indicated:
Minimum Monthly Recurring Revenue:
Has Recurring Revenue declined for two consecutive months?	Not permitted			Yes No
Recurring Revenue at last month of fiscal quarter:		*	$	Yes No
Maximum Cumulative EBITDA Loss:
Maximum Cumulative (YTD) EBITDA Loss as of end of each fiscal quarter:		**	$	Yes No
Maximum Capital Expenditures:		***	$	Yes No

*	Fiscal Quarter	Minimum Monthly Recurring Revenue
	First Quarter 2015	$3,250,000
	Second Quarter 2015	$3,450,000
	Third Quarter 2015	$3,600,000
	Fourth Quarter 2015	$3,900,000
	First Quarter 2016 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

**	Fiscal Quarter	Maximum Cumulative EB1TDA Loss
	First Quarter 2015	($4,000,000)
	Q1 and Q2 2015	($8,350,000)
	Q1, Q2 and Q3 2015	($12,000,000)
	Fiscal Year 2015	($14,000,000)
	First Quarter 2016 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

***	Fiscal Year	Maximum Capital Expenditures
	2014	≤ $2,500,000
	2015	≤ $2,500,000
	2016 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

XACTLY CORPORATION, on behalf of itself and all Borrowers	BANK USE ONLY

Received by:
AUTHORIZED SIGNER

By:	Date:
Name:
Title:	Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Minimum Monthly Recurring Revenue (Section 6.9(a))

Required:	Borrower’s Recurring Revenue shall not decline for any two consecutive months. In addition, measured at the last month of each fiscal quarter, Borrower’s Recurring Revenue shall not be less than the amounts shown below for the applicable periods shown below:

Fiscal Quarter	Minimum Monthly Recurring Revenue

First Quarter 2015	$3,250,000

Second Quarter 2015	$3,450,000

Third Quarter 2015	$3,600,000

Fourth Quarter 2015	$3,900,000

First Quarter 2016 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:	$

Is Actual equal to or greater than the required amount?

No, not in compliance	Yes, in compliance

II.	Maximum Cumulative EBITDA Loss (Section 6.9(b))

Required:	Borrower’s EBITDA loss, measured on a cumulative year-to-date basis as of the last day of each fiscal quarter, shall not exceed:

Fiscal Quarter	Maximum Cumulative EBITDA Loss

First Quarter 2015	($4,000,000)

Q1 and Q2 2015	($8,350,000)

Q1, Q2 and Q3 2015	($12,000,000)

Fiscal Year 2015	($14,000,000)

First Quarter 2016 and thereafter cumulative	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:	$

A.	Net Income of Borrower on a year-to-date basis	$

B.	To the extent included in the determination of Net Income

	1. The provision for income taxes	$

	2. Depreciation expense	$

	3. Amortization expense	$

	4. Net Interest Expense	$

	5. Reasonable add-backs for non-cash items including, but not limited to, stock compensation	$

	6. One-time expenses incurred in connection with an IPO of Borrower’s stock	$

	7. The sum of lines 1 through 6	$

C.	EBITDA(line A plus line B.7)

Is line C equal to or greater than the required amount?

No, not in compliance	Yes, in compliance

III.	Maximum Capital Expenditures (Section 6.9(c))

Required:	Fiscal Year	Maximum Capital Expenditures
	2014	< $2,500,000
	2015	< $2,500,000
	2016 and thereafter	To be determined by Bank based on receipt of Borrower’s projections in accordance with Section 6.2.

Actual:	$

Is Actual less than or equal to maximum permitted amount?

No, not in compliance	Yes, in compliance